UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 22, 2022

vTv Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37524	47-3916571
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3980 Premier Drive, Suite 310 High Point, NC	27265
(Address of principal executive offices)	(Zip Code)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VTVT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 22, 2022, vTv Therapeutics Inc. (the “Company”), CinPax, LLC, an Ohio limited liability company (“CinPax”), and CinRx Pharma, LLC, an Ohio limited liability company (“CinRx”), entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”), pursuant to which the Company agreed to sell (a) to CinPax, 4,154,549 shares of the Company’s Class A common stock, par value $0.01 per share (the “Common Stock” and such shares, the “Closing Shares”) at a price per share of approximately $2.41, and (b) to CinRx, warrants to purchase up to 1,200,000 shares of Common Stock at an initial exercise price of approximately $0.72 per share (the “Warrants”). The Closing Shares and the Warrants were purchased for an aggregate purchase price of $10,000,000 the (“Purchase Price”), which was paid (i) $6,000,000 in cash at the closing of the transaction and (ii) $4,000,000 in the form of a promissory note of CinPax which matures at the four-month anniversary of the execution of the Purchase Agreement (the “Closing Note”).

The Warrants will become exercisable by CinRx only if (i) the Company receives approval from the U.S. Food and Drug Administration (“FDA Approval”) to market and distribute the pharmaceutical product containing the Company’s proprietary candidate, TTP399 (the “Product”), or (ii) the Company is acquired by a third party, sells all or substantially all of its assets related to the Product to a third party or grants a third party an exclusive license to develop, commercialize and manufacture the Product in the United States, in each case within five years of the date of the issuance of the Warrants. The exercise price of the Warrants and the number of shares issuable upon exercise of the Warrants are subject to adjustments in accordance with the terms of the Warrants.

The Purchase Agreement provides for the right of CinPax to nominate a director to the Company’s board of directors for so long as CinPax holds a number of shares of Common Stock not less than the Closing Shares. The Purchase Agreement contains customary representations, warranties and agreements of the Company and CinPax for an agreement of this type.

CinRx and its affiliates have agreed to certain transfer restrictions (including restrictions on short sales or similar transactions) and restrictions on further acquisitions of Company shares, in each case subject to specified exceptions. Following the expiration of a lock up period, the Company has granted to CinPax and CinRx certain shelf and piggyback registration rights with respect to the shares of Common Stock issued to CinPax (with respect to the Closing Shares) and CinRx (with respect to shares issuable upon exercise of the Warrants) pursuant to the Purchase Agreement, including the ability to conduct an underwritten offering to resell such shares under certain circumstances. The registration rights include customary cooperation, cut-back, expense reimbursement and indemnification provisions.

The Company expects to use the proceeds from the Purchase Agreement toward the funding of a Phase 3 clinical trial for a pharmaceutical product containing the Company’s proprietary candidate, TTP399, and for general corporate purposes and working capital.

The foregoing description of the Purchase Agreement and the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Warrants, copies of which are filed as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Purchase Agreement contains representations, warranties, and covenants that the parties made to each other as of the date of the Purchase Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Purchase Agreement. The Purchase Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about the Company, CinPax, CinRx or any other person or entity. In particular, the representations, warranties, covenants and agreements contained in the Purchase Agreement, which were made only for purposes of the Purchase Agreement, and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement, instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Purchase Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Purchase Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 is incorporated by reference into Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Warrant to Purchase Shares of Common Stock

10.1	Common Stock and Warrant Purchase Agreement, dated as of July 22, 2022, by and among vTv Therapeutics Inc., CinPax, LLC and CinRx Pharma, LLC

99.1	Press release dated July 25, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based upon the Company’s current expectations, including statements regarding the potential grant of the FDA Approval. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this report, including statements regarding, without limitation, the Purchase Agreement and the transactions contemplated thereby are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors, including the risk that the FDA Approval is not received on a timely basis or at all, that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause the Company’s results to vary from expectations include those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K and our other filings with the SEC. These forward-looking statements reflect the Company’s views with respect to future events as of the date of this release and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent the Company’s estimates and assumptions only as of the date of this release and, except as required by law, the Company undertakes no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this release. The Company anticipates that subsequent events and developments will cause the Company’s views to change. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, merger, dispositions, joint ventures or investments the Company may undertake. The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Richard S. Nelson
Name:	Richard S. Nelson
Title:	Interim Chief Executive Officer

Dated: July 25, 2022

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